LOAN AGREEMENT
                                 --------------

     THIS  LOAN  AGREEMENT  is made and entered into as of May  27, 1999, by and
                                                               ----
between EFORNET CORPORATION, a Washington corporation (the "Borrower"), and UPGRADE INTERNATIONAL CORPORATION, a Florida corporation (the "Lender").

     WHEREAS, the Borrower desires to borrow from the Lender the amount of Four Hundred Eighty-Two Thousand and no/100 Dollars (U.S. $482,000.00), and the Lender is willing, subject to and upon the terms and conditions herein set forth, to lend such amount to the Borrower;

     Now,  therefore,  the  parties  hereto  agree  as  follows:

1.   AMOUNT  AND  TERMS  OF  LOAN
     ----------------------------

     1.1     Note. The borrowing shall be evidenced by a promissory note payable
             ----
to  the  order  of  the  Lender  substantially in the form of Exhibit A attached
                                                              ---------
hereto (the "Note"), which shall be dated of even date herewith, duly executed by the Borrower in the principal amount of U.S. $482,000.00. The Note shall incorporate the following loan terms and conditions set forth within this
Section  1.

     1.2     Borrower's  Promise  to  Pay.  In  return  for  the  loan  advances
             ----------------------------
described herein, Borrower promises to pay to the order of Lender the sum of Four Hundred Eighty-Two Thousand and no/100 Dollars (U.S. $482,000.00), hereafter referred to as the "principal", plus interest thereon at the rate set forth below.

          a.  Loan Advances.  As of May 12, 1999, Lender already has advanced to
              ------------
Borrower the sum of Three Hundred Forty-Two Thousand and no/100 Dollars ($342,000.00) as more particularly set forth on Exhibit B attached hereto and
                                                   ---------
incorporated herein by reference. Lender will advance the remaining balance of the loan amount (i.e., $140,000.00) to Borrower in accordance with a budget to be agreed upon by Lender and Borrower. The aggregate amount of such loan advances will be called the "Outstanding Principal Balance".

          b.  Maturity Date. All principal and accrued interest thereon shall be
              ------------
due and payable in accordance with the following terms and conditions: (i) repayment shall be made prior to the payment of any dividends to shareholders of Borrower; and (ii) all principal and accrued interest shall be due and payable upon the registration of any shares of Borrower under the Securities Act of 1933 pursuant to an initial public offering (IPO) of Borrower's stock, or upon the occurrence of any financing transaction of Borrower (e.g., merger or acquisition), provided, however, that said IPO or financing transaction is for an amount in excess of Five Million Dollars ($5,000,000.00). Notwithstanding the foregoing provisions, the Outstanding Principal Balance together with all accrued interest thereon shall be due and payable in full on March 1, 2004.

          c. Transferability of Note.The Lender may transfer or assign the Note.
              ----------------------
The Lender or anyone who takes the Note by transfer or assignment and who is entitled to receive payments under the Note will be called the "Note Holder."

     1.3     Interest.  Interest  will  be  charged on the Outstanding Principal
             --------
Balance beginning on the date of the first Loan Advance made hereunder and continuing until the full amount of the Outstanding Principal Balance has been paid. Interest shall accrue on the Outstanding Principal Balance at the rate of eight percent (8%) per annum.

     Notwithstanding anything herein or in the Note to the contrary, it is not the intention of the parties hereto to charge, nor shall there at any time be charged or become due and/or payable hereunder or under the Note any interest which would result in a rate of interest being charged which is in excess of the maximum rate permitted to be charged by law, and in the event that any sum in excess of the maximum legal rate of interest is paid or charged, the same shall, immediately upon discovery thereof, be deemed to have been a prepayment of principal (which prepayment shall be permitted, and be without premium or penalty) as of the date of such receipt, and all payments made thereafter shall be appropriately reapplied to interest and principal to give effect, to the maximum rate permitted by law, and after such reapplication, any excess payment shall be immediately refunded to Borrower. The Borrower acknowledges that this Loan is made expressly and only for business and commercial purposes.


     1.4 Loan Payments: The Borrower shall make payments to the Lender in lawful
         -------------
money of the United States of America, in immediately available funds, as follows:

                   a.  Place  of  Payments.  All  loan  payments  shall  be paid
                       -------------------
to Lender at:

              Upgrade  International  Corporation
              435  Martin  Street,  Suite  1010
              Blaine,  Washington  98231

or at such other place as may be designated by Lender or the Note Holder from time to time.

               b. Application  of  Payments.  Each  loan  payment shall be
                  -------------------------
applied as follows:

              (i) First, toward payment of any and all accrued and unpaid interest; and
              (ii) Second,  oward payment of any Outstanding Principal Balance.

               c.  Prepayment  of  Principal.  The Note may be prepaid in whole
                   -------------------------
or in part without  premium  or  penalty.

     1.5     Acceleration  of  Debt. It is expressly agreed that the full amount
             ----------------------
of both principal and interest due pursuant to the Note shall become due and payable at the option of the Note Holder on the happening of any Event of Default under the terms of this Loan Agreement.

2.     USE  OF  PROCEEDS.  The  proceeds of the Loan shall be used for operating
       -----------------
expenses  in  the  business  of  the  Borrower.

3.     AFFIRMATIVE  COVENANTS. The Borrower covenants and agrees that, until the
       ----------------------
Note together with interest and all its other indebtedness to the Lender under this Agreement are paid in full, unless specifically waived by the Lender in writing, the Borrower shall furnish the Lender, if requested, annual statements itemizing the income and expenses of the operations of the Borrower and Borrower's projects, copies of all written instruments affecting the Borrower's operations, together with complete and accurate balance sheets prepared at the expense of the Borrower.

4.     NEGATIVE COVENANT. The Borrower covenants and agrees that, until the Note
       -----------------
together with interest and all its other indebtedness to the Lender under this Agreement are paid in full, the Borrower shall not, without the prior written consent of the Lender, which consent shall not be unreasonably withheld, enter into any transaction of merger, or transfer, sell, assign, lease, or otherwise dispose of all or a substantial part of its properties or assets, or any interest in its operations, or change the nature of its business or its company name, or wind up, liquidate, or dissolve, or agree to do any of the foregoing, without the prior written consent of the Lender.


                              Loan Agreement - Page 2

5.     DEFAULTS  AND  REMEDIES.
       -----------------------

     5.1     Events  of  Default.  If  any  one  or more of the following events
             -------------------
(herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any, judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body), that is to say:

          a. If default shall be made in the payment of the principal or interest of the Note, when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise, and such default shall continue for thirty (30) days after written notice of default is given;

          b. If default shall be made in the performance or observance of, or shall occur under, any covenant, agreement, or other provision of this Agreement or in any instrument or document delivered to the Lender in connection with or pursuant to this Agreement, or if any such instrument or document shall terminate or become void or unenforceable without the written consent of the Lender, and such default shall continue for thirty (30) days after written notice of default is given;

          c. If default shall occur in the payment of any principal, interest, or premium with respect to any indebtedness for borrowed money of the Borrower under any agreement or instrument under or pursuant to which any such indebtedness may have been issued, created, assumed, or guaranteed by the Borrower, and such default shall continue for more than the period of grace, if any, therein specified, or if any such indebtedness be declared due and payable prior to the stated maturity thereof, and such default shall continue for thirty
(30)  days  after  written  notice  of  default  is  given;

          d. If any representation or warranty or any other statement of fact herein or in any writing, certificate, report, or statement at any time furnished to the Lender pursuant to or in connection with this Agreement, or otherwise, shall be intentionally false or misleading in any material respect;

          e. If the Borrower shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidation, or conservator of itself or of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States or any state;

          f. If the Borrower shall be adjudged a bankrupt; or a court of competent jurisdiction shall enter an order, judgment, or decree appointing a receiver, trustee, liquidator, or conservator of the Borrower or of the whole or any substantial part of its respective properties, or approve a petition filed against the Borrower seeking reorganization or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States or any state, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or of the whole or any substantial part of its respective assets; or if there is commenced against the Borrower any proceeding for any of the foregoing relief or if a petition in bankruptcy is filed against the Borrower and such proceeding or petition remains undismissed for a period of 30 days; or if the Borrower by any act indicates its consent to, approval of or acquiescence in any such proceeding or petition; or


                             Loan Agreement - Page 3

          g. If any judgment against the Borrower or any attachment or execution against any of its property for any amount in excess of $100,000 remains unpaid, unstayed, or undismissed for a period of more than 30 days;

Then and in any such event, and at any time, thereafter, if such or any other Event of Default shall then be continuing, the Lender may, at its option, declare the Note to be due and payable, whereupon the maturity of the then unpaid balance of the Note shall be accelerated and the same, together with all interest accrued thereon, shall forthwith become due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding.

     5.2     Suits  for  Enforcement.  In case any one or more Events of Default
             -----------------------
shall occur and be continuing, the Lender may proceed to protect and enforce its rights or remedies, whether for the specific performance of any covenant, agreement, or other provision contained herein, in the Note or in any document or instrument delivered in connection with or pursuant to this Agreement, or to enforce the payment of the Note or any other legal or equitable right or remedy.

     5.3     Rights and Remedies Cumulative. No right or remedy herein conferred
             ------------------------------
upon the Lender is intended to be exclusive of any other right or remedy contained herein, in the Note or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such flight or remedy shall be cumulative and shall be in addition to every other such flight or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

     5.4     Rights  and  Remedies  Not Waived. No course of dealing between the
             ---------------------------------
Borrower and the Lender or any failure or delay on the part of the Lender in exercising any rights or remedies hereunder shall operate as a waiver of any fight's or remedies of the Lender and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other fight's or remedies hereunder.

6.     REPRESENTATIONS  AND  WARRANTIES.  In order to induce the Lender to enter
       --------------------------------
into this Agreement and to make the loan as herein provided for, the Borrower makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the Note, and any inspection or examination at any time made by or on behalf of the Lender.

     6.1     Corporate  Status.  The Borrower is a duly organized corporation in
             -----------------
good standing under the laws of the State of Washington, and has the power and authority to own its properties and to transact the business in which it is engaged or presently proposes to engage. The Borrower is duly qualified as a foreign company and is in good standing in all states where the nature of its business or the ownership or use of property requires such qualification.

     6.2     Corporate Power and Authority. The Borrower has the power to borrow
             -----------------------------
and to execute, deliver, and carry out the terms and provisions of this Agreement, the Note and all instruments and documents delivered by it pursuant to this Agreement, and the Borrower has taken or caused to be taken all necessary corporate action (including but not limited to, the obtaining of any consent of its shareholders as required by law or by the Articles of Incorporation of the Borrower) to authorize the execution, delivery, and performance of this Agreement, the borrowing hereunder, the making and delivery of the Note, and the execution, delivery, and performance of the instruments and documents delivered by it pursuant to this Agreement.

     6.3     No  Violation  of  Agreements. The Borrower is not in default under
             -----------------------------
any debenture, mortgage, deed of trust, agreement, or other instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Agreement, the Note or any of the instruments and documents to be delivered pursuant to this Agreement, nor the


                             Loan Agreement - Page 4
consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof will violate any law or regulation, or any order or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement, or other instrument to which the Borrower is a party or by which it may be bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of the Borrower thereunder, or violate any provision of the Articles of Incorporation or Bylaws.

     6.4     Potential Liabilities. The Borrower has no material indebtedness of
             ---------------------
any kind, including, without limitation, contingent liabilities, liabilities for taxes, long term leases or unusual forward or long-term commitments, and has not granted any security interest in any of its assets to any party.

7.     MISCELLANEOUS.
       -------------

     7.1     Relations  Between the Parties. Lender and Borrower intend that the
             ------------------------------
relationship created hereunder and evidenced hereby be solely that of creditor and debtor. Nothing herein is intended to be construed as creating a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between the parties hereto.

     7.2     Collection  Costs.  In  the  event  that the Lender shall retain or
             -----------------
engage an attorney or attorneys to collect, enforce, or protect its interests with respect to this Agreement, the Note, or any instrument or document delivered pursuant to this Agreement, or as to any collateral securing the Note, the Borrower shall pay all of the costs and expenses of such collection, enforcement, or protection, including reasonable attorneys' fees, and the Lender may take judgment for all such amounts, in addition to the unpaid principal balance of the Note and accrued interest thereon.

     7.3     Modification and Waiver. No modification or waiver of any provision
             -----------------------
of the Note or of this Agreement and no consent by the Lender to any departure therefrom by the Borrower shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Lender, and the same shall then be effective only for the period, on the conditions and for the specific instances and purposes specified in such writing. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     7.4     Washington  Law.  The Note and this Agreement shall be construed in
             ---------------
accordance  with  and  governed  by  the  laws  of  the  State  of  Washington.

     7.5     Notices.  All  notices,  requests, demands, or other communications
             -------
provided for herein shall be in writing and shall be deemed to have been given when sent by mail, telex, or other means of electronic transmission, including telecopiers, to the addresses listed below for each party, or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner:

     Lender:       UPGRADE  INTERNATIONAL  CORPORATION
                   435  Martin  Street,  Suite  1010
                   Blaine,  Washington  98231

     Borrower:     EFORNET  CORPORATION
                   P.O.  Box  8
                   Capitola,  California  95010


                               Loan Agreement - Page 5

     7.6     Captions.  The  captions  of the various Sections and paragraphs of
             --------
this Agreement have been inserted only for the purposes of convenience. Such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge, or restrict any of the provisions of this Agreement.

     7.7     Benefit  of  Agreement.  This  Agreement  shall be binding upon and
             ----------------------
inure to the benefit of the Borrower and the Lender and their respective successors and assigns, and all subsequent holders of the Note.

     7.8     Counterparts.  This  Agreement  may  be  executed  in  two  or more
             ------------
counterparts, or by facsimile, any of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

LENDER:                                          BORROWER:
UPGRADE  INTERNATIONAL                           EFORNET  CORPORATION
CORPORATION, a Florida corporation               a  Washington  corporation



/s/  Daniel  Bland                               /s/  David  Zucker
----------------------------------               -------------------------------
By:  Daniel  Bland                               By:  David  I.  Zucker
Its:  President                                  Its:  President


                             Loan Agreement - Page 6

                                    EXHIBIT A
                                    ---------

                                 PROMISSORY NOTE
                                 ---------------

BORROWER:     EFORNET  CORPORATION
--------
              A  Washington  Corporation

LENDER:       UPGRADE  INTERNATIONAL  CORPORATION
------
              A  Florida  Corporation

LOAN AMOUNT:  U.S.  $482,000.00
-----------

DATED:        May ____ ,  1999
-----

     1.     Borrower's Promise to Pay. In return for the loan advances described
            -------------------------
herein, Borrower promises to pay to the order of Lender, the principal sum of Four Hundred Eighty-Two Thousand and no/100 Dollars (USD $482,000.00), hereinafter referred to as the "principal", plus interest on the principal amount outstanding from time to time at the rate set forth in Section 2 herein.

          a.  Loan Advances.  As of May 12, 1999, Lender already has advanced to
             --------------
Borrower the sum of Three Hundred Forty-Two Thousand and no/100 Dollars ($342,000.00). Lender will advance the remaining balance of the loan amount (i.e., $140,000.00) to Borrower in accordance with a budget agreed upon by Lender and Borrower. The aggregate amount of such loan advances will be called the "Outstanding Principal Balance."

          b.  Maturity  Date.  All  principal and accrued interest thereon shall
             --------------
mature and be due and payable in accordance with the following terms and conditions: (i) repayment shall be made prior to the payment of any dividends to shareholders of Borrower; and (ii) all principal and accrued interest shall be due and payable upon the registration of any shares of Borrower under the Securities Act of 1933 pursuant to an initial public offering (IPO) of Borrower's stock, or upon the occurrence of any financing transaction of Borrower (e.g., merger or acquisition), provided, however, that said IPO or financing transaction is for an amount in excess of Five Million Dollars ($5,000,000.00). Notwithstanding the foregoing provisions, the Outstanding Principal Balance together with all accrued interest thereon shall be due and payable in full on March 1, 2004.

          c.  Transferability  of  Note.  The Lender may transfer or assign this
              -------------------------
Note. The Lender or anyone who takes this Note by transfer or assignment and who is entitled to receive payments under this Note will be called the "Note Holder."

     2.  Interest.  Interest  will be charged on that part of principal that has
         --------
not been paid. Interest will be charged on the Outstanding Principal Balance beginning on the date of the first Loan Advance made hereunder and continuing until the full amount of principal has been paid. Interest shall accrue on the Outstanding Principal Balance at the rate of eight percent (8%) per annum. The Borrower acknowledges this loan is made expressly and only for business and commercial purposes.

     3.  Required  Loan Payments: The Borrower shall make payments to the Lender
         -----------------------
in lawful money of the United States of America, in immediately available funds, as follows:


                            Loan Agreement - Page 6

          a.  Place  of  Payments.  All  loan  payments  shall  be  paid  to
              --------------------
Lender  at:

                    Upgrade  International  Corporation
                    435  Martin  Street,  Suite  1010
                    Blaine,  Washington  98231

or at such other place as may be designated by Lender or the Note Holder from time to time.

          b.  Application  of  Payments.  Each  loan payment shall be applied as
              ------------------------
follows: (i) first, toward payment of any and all accrued and unpaid interest; and (ii) second, toward payment of any Outstanding Principal Balance.

          c.  Prepayment  of Principal.  This Note may be prepaid in whole or in
              ------------------------
part  without  premium  or  penalty.


     4.     Acceleration of Debt. It is expressly agreed that the full amount of
            --------------------
both principal and interest due pursuant to this Note shall become due and payable at the option of the Note Holder on the happening of any Event of Default under the terms of the Loan Agreement.

     5.     Loan  Agreement.  This  Note  is issued pursuant to a Loan Agreement
            ---------------
between the Borrower and Lender dated of even date herewith. Reference is made to the Loan Agreement concerning additional terms and conditions pertaining to Lender's rights as to acceleration.

     6.     Miscellaneous.
            -------------

          a. Borrower and all guarantors and endorsers of this Note, severally waive diligence, demand, presentment, notice of nonpayment and protest, and assent to extensions of time of payment, surrender or substitution of security, or forbearance, or other indulgence, without notice.

          b. Borrower and all others who may become liable for all or any part of this obligation, consent to any number of renewals or extensions of the time of payment hereof and to the release of all or any part of any security which may be given for the payment hereof. Any such renewals, extensions or releases may be made without notice to any of said parties and without affecting their liability.

          c. This Note shall be governed by and construed in accordance with the laws of the State of Washington.

          d. This Note may be executed by facsimile, which shall be deemed an original.


BORROWER/MAKER:
---------------

EFORNET  CORPORATION



/s/  David  I.  Zucker
----------------------------
By:  David  I.  Zucker
Its:  President


                              Loan Agreement - Page 7